SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 2004

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

            Texas                        1-6402-1               74-1488375
(State or other jurisdiction         (Commission file       (I. R. S. employer
      of incorporation)                  number)          identification number)

   1929 Allen Parkway, Houston, Texas                             77019
(Address of principal executive offices)                        (Zip code)

      Registrant's telephone numbers, including area code - (713) 522-5141

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Item 5. Other Events and Regulation FD Disclosure

      On August 16, 2004, Service Corporation International announced a share repurchase program authorizing the investment of up to $100 million to repurchase its common stock as more fully described in the press release filed as Exhibit 99.1 on this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press release, dated August 16, 2004, issued by Service Corporation International regarding share repurchase program.

99.2 Press release, dated August 16, 2004, issued by Service Corporation International regarding financial results for the second quarter of 2004.

Item 12. Results of Operations and Financial Condition.

      On August 16, 2004, Service Corporation International issued a press release disclosing its financial results for the second quarter of 2004. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

      The attached Exhibit 99.2 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 16, 2004                                SERVICE CORPORATION INTERNATIONAL

                                               By: /s/ Eric D. Tanzberger
                                                   -----------------------------
                                                   Eric D. Tanzberger
                                                   Vice President and
                                                   Corporate Controller


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

                                  Exhibit Index

Exhibit Number          Description
--------------          --------------------------------------------------------

99.1 Press release, dated August 16, 2004, issued by Service Corporation International regarding share repurchase program

--------------          --------------------------------------------------------

99.2 Press release, dated August 16, 2004, issued by Service Corporation International regarding financial results for the second quarter of 2004

--------------          --------------------------------------------------------


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